SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): APRIL 20, 1999

                       STEWART & STEVENSON SERVICES, INC.
             (Exact name of registrant as specified in its charter)

TEXAS                                    0-8493                      74-1051605
(State or other jurisdiction    (Commission File Number)       (I.R.S. Employer
of incorporation)                                            Identification No.)

2707 NORTH LOOP WEST
HOUSTON, TEXAS                                                            77008
(Address of principal executive offices)                               Zip code)

       Registrant's telephone number, including area code: (713) 868-7700

Item 5. Other Events.

On April 14, 1999, Stewart & Stevenson Services, Inc. (the "Company") issued the press release attached hereto as Exhibit 99.1 announcing the Company's dividend.

On April 20, 1999, the Company issued the press release attached hereto as
Exhibit 99.2 announcing its new Chief Executive Officer and new Directors.

Item 7.  Exhibits.

Exhibit 99.1 Company Press Release dated April 14, 1999 titled "Stewart & Stevenson Announces Dividend."

Exhibit 99.2 Company Press Release dated April 20, 1999 titled "Stewart & Stevenson Announces New CEO and Additions to Board of Directors."

                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              STEWART & STEVENSON SERVICES, INC.


Date:  April 20, 1999                         By:/s/ C. JIM STEWART II
                                              Name:  C. Jim Stewart II
                                              Title: Chairman of the Board of
                                                     Directors

                                  EXHIBIT INDEX

99.1 Company Press Release dated April 14, 1999 titled "Stewart & Stevenson Announces Dividend."

99.2 Company Press Release dated April 20, 1999 titled "Stewart & Stevenson Announces New CEO and Additions to Board of Directors."

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